Exhibit 99.2

FIRST FINANCIAL HOLDINGS, INC. Investor Presentation First Quarter 2014

Forward Looking Statements and Non GAAP Measures Cautionary Statement Regarding Forward Looking Statements Statements included in this report which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934. Forward looking statements generally include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions. The Company cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, the following possibilities: (1) the outcome of any legal proceedings instituted against the Company; (2) credit risks associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document; (3) interest risk involving the effect of a change in interest rates on the bank’s earnings, the market value of the bank's loan and securities portfolios, and the market value of the Company's equity; (4) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (5) risks associated with an anticipated increase in the Company's investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities the Company desires to acquire are not available on terms acceptable to the Company; (6) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (7) transaction risk arising from problems with service or product delivery; (8) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (9) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, increased capital requirements (including, without limitation, the impact of the capital rules adopted to implement Basel III), Consumer Financial Protection Bureau rules and regulations, and potential changes in accounting principles relating to loan loss recognition; (10) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (11) reputation risk that adversely affects earnings or capital arising from negative public opinion; (12) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (13) cybersecurity risk related to our dependence on internal computer systems and the technology of outside service providers, as well as the potential impacts of third-party security breaches, subjects the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (14) economic downturn risk potentially resulting in deterioration in the credit markets, greater than expected non-interest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (15) greater than expected noninterest expenses; (16) excessive loan losses; (17) failure to realize synergies and other financial benefits from, and to limit liabilities associates with, mergers and acquisitions, including, without limitation, the merger First Financial Holdings, Inc. ("FFCH"), within the expected time frame; (18) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with merger and acquisition integration, including, without limitation, with respect to FFCH, and including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters; (19) the risks of fluctuations in market prices for Company common stock that may or may not reflect economic condition or performance of the Company; (20) the payment of dividends on Company common stock is subject to regulatory supervision as well as the discretion of the board of directors of the Company, the Company's performance and other factors; and (21) other risks and uncertainties disclosed in the Company's most recent Annual Report on Form 10-K filed with the SEC or disclosed in documents filed or furnished by the Company with or to the SEC after the filing of such Annual report on Form 10-K, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward looking statements. The Company undertakes no obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Measures Statements included in this presentation include non-GAAP measures and should be read along with the accompanying tables to the earnings release which provide a reconciliation of non-GAAP measures to GAAP measures. Management believes that these non-GAAP measures provide additional useful information. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the company's results or financial condition as reported under GAAP.

First Financial Holdings, Inc. TICKER SYMBOL: SCBT Largest Publicly Traded Bank Holding Company Headquartered in SC Assets - $8.0 Billion Loans - $5.6 Billion Deposits - $6.6 Billion GEORGIA Charlotte Wilmington Myrtle Beach Hilton Head Island Savannah Atlanta Florence Columbia Athens Gainesville Georgetown Charleston NORTH CAROLINA SOUTH CAROLINA Greenville

Highlights of SCBT Consistent Organic Growth Large and Low Cost Deposit Base Fortress Balance Sheet Organic Revenue And Profit Growth Strategic Expansion Building Tangible Book Value per Share Quality Loan and Deposit Relationships Simple Business Model and Balance Sheet Focus on Integration and Execution of First Financial Holdings through 2014 1Q 2014 Earnings Net Income = $15.8 Million Net Operating Earnings = $19.8 Million (1) Pre-Tax, Pre-Credit Operating Income = $36.9 Million(2) See endnotes (1,2)

How We Operate The Company Soundness Profitability Growth CULTURE LEADERSHIP VALUES

Market Performance Since 2008 See endnotes (3) 0.0 50.0 100.0 150.0 200.0 250.0 SCBT Total Return SCBT Carolina Peers Georgia Peers KRX 67.3% (24.6%) 86.3% (32.2%) 22.7%

LARGEST SC BANK MERGER SCBT Financial Corporation and First Financial Holdings, Inc. Closed July 26, 2013

 Branch consolidation – 20 in total 10 branches in 1st Quarter 2 branches in late 2nd Quarter 8 branches during conversion Cost Saves ~ 30 % by end of 2014 One-time merger related expenses ~ $28 million (after-tax) Double digit EPS accretive (excluding one-time merger costs) in the first full year Line of Business Integration Trust conversion complete Mortgage platform consolidation in process Investment services conversion in 2Q 2014 B One Bank name for all markets Currently operate with five bank names in three states Bring together our retail and our wealth management brands One-time expense ~ $2.8 million (after-tax) FFCH Merger Update

Interest Earning Assets Assets 03/31/2014 12/31/2013 Net Change Short-Term Investments $ 412.9 $ 320.1 $ 92.8 Investment Securities 814.5 812.6 1.9 Loans - Acquired 2,637.0 2,825.8 (188.8) Loans - Non-Acquired 2,980.0 2,865.2 114.8 Loans Held for Sale 57.2 30.6 26.6 Total Interest Earning Assets $ 6,901.6 $ 6,854.3 $ 47.3 Ending Balance, in Millions 9

Select Balance Sheet Items – Linked Quarter Assets 3/31/2014 12/31/2013 Net Change Cash & Cash Equivalents $ 612.6 $ 479.5 $ 133.1 Investment Securities 814.5 812.6 1.9 Loans - Acquired 2,637.0 2,825.8 (188.8) Loans - NonAcquired 2,980.0 2,865.2 114.8 Goodwill & Intangibles 376.7 379.0 (2.3) Total Assets $ 7,991.0 $ 7,931.5 $ 59.5 In Millions Liabilities & Shareholder Equity Deposits – NonInterest Bearing $ 1,581.2 $ 1,487.8 $ 93.4 Deposits – Interest Bearing 5,049.5 5,067.7 (18.2) Borrowings (TRUPS) 101.0 102.1 (1.1) Shareholder Equity 934.2 981.5 (47.3) Total Liabilities & S/H Equity $ 7,991.0 $ 7,931.5 $ 59.5

MSA SCBT Rank Deposits FFCH Rank Deposits Combined Hilton Head 2 7 2 Georgetown 8 4 2 Charleston 10 2 2 Florence 10 7 4 Greenville 8 15 6 Myrtle Beach 19 6 5 Franchises that Complement Each Other See endnotes (4)

South Carolina # 5 Market Share See endnotes (4) Rank Institution Deposits ($mm) Market Share (%) Branches 1 Wells Fargo Bank NA 13,308 19.43 146 2 Bank of America NA 9,067 13.24 102 3 Branch Banking and Trust Co. 7,446 10.87 116 4 First Citizens Bank and Trust Co. Inc. 6,387 9.33 165 First Financial Holdings 4,974 7.26 113 5 TD Bank NA 3,407 4.98 81 6 SCBT 2,639 3.85 53 7 Synovus Bank 2,597 3.79 42 8 First Federal Bank 2,335 3.41 60 9 SunTrust Bank 1,962 2.87 52 10 Palmetto Bank 960 1.40 31 Deposit Market Share in South Carolina

SOUNDNESS

Credit Quality See endnotes (5) (Non-Acquired Loans)

Capital See endnotes (5)

PROFITABILITY

Operating Earnings Per Share First Financial Holdings Closing: July 26, 2013 Conversion: July 2014 Peoples Bancoporation Closing: April 24, 2012 Conversion: June 2012 Savannah Bancorp Closing: December 13, 2012 Conversion: February 2013 17

Consistent Long-Term Earnings Power Pre-tax, Pre-Credit Operating Earnings In Millions See endnotes (1)

Net Interest Margin Earning Assets Funding

Operating Efficiency Ratio - QTD 20 See endnotes (6)

Common Stock Dividends See endnotes (7)

GROWTH

Loan Portfolio Mix 4.3% 5-YR CAGR (2008 – 2013) Organic Loan Growth In Millions See endnotes (8) $2,841 $3,613 $5,679

Growth – Core & Total Deposits In Millions Growth – Core Deposits* 37.6% 5-YR CAGR (2008 – 2013) Growth – Total Deposits 24.9% 5-YR CAGR (2008 – 2013) $3,004 $2,350 $3,254 See endnotes (9) $4,298 $6,555 $5,029

Wealth Management Assets Under Management (Care) in millions Total Revenue in thousands Solid Foundation 800+ Relationships 18,000+ Retail Investment A/C 60+ Team members Trust conversion complete Investment Services conversion in mid 2Q14 Future Focus Drive organic sales Leverage our banking partners Seek operational efficiencies Streamline department segregation and integration Active risk mitigation See endnotes (10)

Mortgage Mortgage Market Share - #3 in South Carolina $1.7 Billion in total production Retail Mortgage: 65 originators in 13 regional markets Wholesale Mortgage: Focus in SC, NC, GA & southeast VA markets Portfolio Servicing: $3.0 Billion in mortgages Sell Direct: Capital Markets model and deal directly with agencies Future Focus Streamline mortgage channels into one system Platform conversion that is scalable, customer interfacing, additional compliance controls & improved productivity Ensure compliance with recent regulatory requirements

SUPPLEMENTAL INFORMATION

Index – Supplemental Information Branch Consolidations 29 Loan Portfolio Mix 34 Investment Portfolio 35 Fee Income by Type 36 Market Demographics 37 Analyst Recommendations 46

Our Company with Branch Consolidations SCBT Branch Consolidations SCBT Branches GEORGIA Charlotte Wilmington Myrtle Beach Hilton Head Island Savannah Atlanta Florence Columbia Athens Gainesville Georgetown Charleston NORTH CAROLINA SOUTH CAROLINA Greenville

Summary of Branch Consolidation Branch consolidation – 20 in total 10 branches in 1st Quarter 2014 2 branches in late 2nd Quarter 2014 8 branches during conversion Both legacy SCBT and First Federal branches will be closed Market Consolidations Proximity to nearest Branch Charleston 5 < 2.5 miles Florence 3 < 2.0 miles Upstate 3 < 3.5 miles Hilton Head 3 < 3.0 miles Grand Strand (Myrtle Beach, Murrels Inlet, Georgetown) 5 < 3.0 miles Wilmington-Southport 1 39.8 miles

Branch Consolidation Detail Summerville 1.29 miles 1.89 miles Open Branch Closed Branch 2.27 miles 2.06 miles Western Charleston Open Branch Closed Branch Mt. Pleasant 1.11 miles 1.36 miles Open Branch Closed Branch Downtown Charleston Open Branch Closed Branch 0.04 miles 0.96 miles

Branch Consolidation Detail Hilton Head Open Branch Closed Branch Greenville Open Branch Closed Branch Florence Open Branch Closed Branch 1.05 miles Moncks Corner Open Branch Closed Branch

Branch Consolidation Detail 1.13 miles Georgetown Open Branch Closed Branch 2.12 miles 1.90 miles Myrtle Beach Open Branch Closed Branch 2.90 miles 1.66 miles Murrells Inlet Open Branch Closed Branch North Myrtle Beach 0.38 miles Open Branch Closed Branch

Loan Portfolio Mix $2,980 $282 $2,355 $5,617 Million

Bank Investment Portfolio Mix Bank Fixed Income Investment Portfolio (AFS & HTM) Tax Equivalent Yield Weighted Average Life Modified Duration Total Carrying Value 2.78% 4.04 years 3.63 $ 800,510 See endnotes (11)

Fee Income By Type 1Q2014: $28 Million See endnotes (12)

North Carolina South Carolina Georgia Atlanta Raleigh Charlotte Walterboro Hilton Head Cornelia Market share (county) #5 or higher #6 or lower See endnotes (13)

Columbia MSA 1 Wells Fargo 30.27 2 Bank of America 24.37 3 BB&T 13.36 4 First Citizens 9.77 8 First Financial Holdings 2.32 Total $15.7 Billion 100 % Ranked # 1 Berkeley County Georgetown MSA 1 Wells Fargo 16.54 2 First Financial Holdings 15.72 3 Toronto-Dominion Bank 15.63 4 BB&T 11.66 5 Bank of America 9.57 Total $1.1 Billion 100 % South Carolina Market Share South Carolina 1 Wells Fargo 19.43 2 Bank of America 13.24 3 BB&T Corp. 10.87 4 First Citizens 9.33 6 First Financial Holdings 7.26 Total $68.5 Billion 100 % Charleston MSA 1 Wells Fargo 22.41 2 First Financial Holdings 16.74 3 Bank of America 13.75 4 First Citizens 6.83 5 Synovus Financial 6.69 Total $9.9 Billion 100 % See endnotes (13)

South Carolina Market Share Hilton Head MSA 1 Wells Fargo 17.76 2 First Financial Holdings 16.64 3 Bank of America 9.46 4 BB&T 9.45 5 CoastalSouth Bancshares 8.98 Total $3.4 Billion 100 % Orangeburg MSA 1 First Financial Holdings 39.34 2 First Citizens 24.25 3 Bank of America 9.95 4 FMB of S.C. Bancshares 8.92 5 BB&T Corp. 7.81 Total $9.0 Million 100 % Ranked # 1 Jasper County Greenville County 1 Wells Fargo 17.94 2 Bank of America 14.47 3 BB&T 14.42 4 Toronto-Dominion Bank 9.47 5 First Financial Holdings 5.13 Total $9.2 Billion 100 % Walterboro MSA 1 Communitycorp 29.56 2 First Financial Holdings 19.64 3 First Federal of SC FSB 18.75 4 Enterprise Bk of SC 17.61 5 Wells Fargo 7.61 Total $364.5 Million 100 % See endnotes (13)

Georgia Market Share Athens-Gainesville MSA 1 Wells Fargo 27.76 2 SunTrust Banks 24.80 3 Synovus Financial Corp. 21.56 4 BB&T 21.80 14 First Financial Holdings 3.85 Total $5.6 Billion 100 % Savannah MSA 1 Wells Fargo 21.70 2 SunTrust Banks 19.53 3 Bank of America 12.85 4 First Financial Holdings 11.06 5 Ameris Bank 7.26 Total $5.4 Billion 100 % Cornelia MSA 1 First Financial Holdings 43.19 2 United Community Banks 22.98 3 SBT Bancorp Inc. 11.36 4 Regions Financial 9.76 5 CertusHoldings Inc. 7.32 Total $762 Million 100 % See endnotes (13,14) Ranked # 1 Bryan County Northeast GA 1 Wells Fargo 13.64 2 Regions Bank 9.99 3 SunTrust Bank 9.21 4 United Community Bank 8.12 6 First Financial Holdings 6.90 Total $10.8 Billion 100%

North Carolina Market Share Wilmington MSA 1 BB&T 27.17 2 Wells Fargo 16.71 3 First Citizens BancShares 11.98 4 Bank of America 8.15 9 First Financial Holdings 3.75 Total $5.9 Billion 100 % Charlotte MSA 1 Bank of America 76.95 2 Wells Fargo 14.37 3 BB&T 2.57 4 Fifth Third 0.89 11 First Financial Holdings 0.23 Total $212 Billion 100 % Ranked # 3 York County See endnotes (13)

Unemployment Data

South Carolina Real Estate Markets Number of Residential Homes, Condos & Villas Sold Median Price of Residential Homes (in Thousands) Average Days on the Market (DOM) Mar-13 YTD Mar-14 YTD % Change Mar-13 YTD Mar-14 YTD % Change Mar-13 YTD Mar-14 YTD % Change Beaufort 303 289 -4.6% $ 140 $ 130 -7.1% 206 181 -12.1% Charleston Trident 2,453 2,630 7.2% 190 215 13.2% 89 77 -13.5% Coastal Carolinas 2,074 2,062 -0.6% 139 146 4.7% 177 168 -5.1% Greater Columbia 1,878 1,806 -3.8% 138 138 0.0% 118 102 -13.6% Greater Greenville 1,807 1,851 2.4% 145 152 4.8% 103 92 -10.7% Greater Pee Dee 361 339 -6.1% 122 110 -10.1% 119 112 -5.9% Western Upstate 672 690 2.7% 122 130 6.9% 119 115 -3.4% Hilton Head Area 752 682 -9.3% 232 245 5.6% 124 113 -8.9% Piedmont Regional 2,818 2,484 -11.9% 143 135 -5.4% 149 141 -5.4% State Totals 12,776 12,737 -0.3% $ 149 $ 155 3.7% 130 118 -9.2% See endnotes (15) 143

Demographic Highlights In Key Markets State Population Growth -CAGR Projected MSA Population Growth -CAGR Projected Unemployment See endnotes (16)

Median Household Income See endnotes (17)

Analyst Recommendations ANALYST First Quarter 2014 RECOMMENDATION BB&T Capital Markets BUY FIG Partners OUTPERFORM Keefe, Bruyette & Woods OUTPERFORM Raymond James OUTPERFORM Sterne Agee BUY SunTrust Robinson Humphrey BUY Wunderlich Securities BUY

Investor Contacts Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Financial Officer / Chief Operating Officer 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.scbtonline.com

Endnotes 1. Excludes Merger Expenses 2. Excludes Merger & OREO / Loan-related expenses 3. Source: SNL Financial. Pricing data as of 5/2/14. KRX is a composition of 50 regionally diversified mid and small-cap banking institutions in the U.S and is calculated using and equal-weighted method Carolina Peers include all major exchange traded banks and thrifts in North Carolina and South Carolina with assets between $500 million and $10.0 billion Georgia Peers include all major exchange traded banks and thrifts in Georgia with assets between $500 million and $10.0 billion. (1)Total return includes distribution of dividends. 4. Data as of 6/30/13 FDIC Summary of Deposits. Excludes non-retail branches. 5. Source: SNL Financial and Company filings. SCBT and KRX Median as of 3/31/2014, Carolina Median as of 12/31/2013. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. 6. Efficiency ratio = NIE / Net Int Inc + Non Int Inc less securities gain/(loss) Operating efficiency ratio (exc’l) = same as above except exc’l merger cost & OREO related cost from NIE 7. Dividend paid for 152 consecutive quarters since 1976, Prior to 1976, dividends were paid semi-annually. 8. Acquired loans are net of purchase accounting adjustments. 9. Core deposits increased $ 146 million since Dec-13; 1Q 2014 # Transaction account growth for Legacy SCBT 5.16% annualized. Total YTD $ Balance growth for core 2.9%. Core Deposits exclude all certificates of deposits. 10. Relationships include our respective divisions: Trust Asset Management, Minis & Company, American Pensions 11. Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include : FHLB stock, BHC stocks, or investment in unconsolidated subsidiaries. 12. Total Income= Net Interest Income + Noninterest Income (excluding negative accretion of indemnification asset and securities gains (losses). Fees generated from services provided by SCBT. 13. Source: SNL data as of June 30, 2013 14. Note: NE Georgia Deposit Market Share includes the following counties: Barrow, Cherokee, Clarke, Habersham, Hall, Jackson, Rabun, Stephens, White. 15. Source: Rates from S.C. Realtors MLS Stats 16. Source: SNL Financial, Demographic Data as of 12/31/2013, Unemployment data as of 2/28/2014 17. Source: SNL